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                                                                    EXHIBIT 10.4

                                  FFL PARTNERS
                          10000 Santa Monica Boulevard
                                  Fifth Floor
                            Los Angeles, CA   90067



                               September 14, 1994



Food 4 Less, Inc.
Food 4 Less Holdings, Inc.
Food 4 Less Supermarkets, Inc.
Falley's, Inc.
777 South Harbor Boulevard
La Habra, CA   90613

Gentlemen:

                 As you are aware, under Section 10.7 of the Falley's Inc. Employee Stock Ownership Plan and Trust, as amended (the "ESOP"), ESOP participants have certain put rights against Falley's, Inc. ("Falley's") with respect to shares of the common stock, par value $.01, of Food 4 Less, Inc. ("F4L") which may be distributed from the ESOP. Under Section 6.6 of that certain Stock Purchase Agreement dated July 22, 1988, we undertook on a contingent basis to purchase F4L shares upon exercise of such put rights in the event that F4L or Falley's were prohibited by the terms of their charter or debt instruments from purchasing such shares.

                 Currently, there are no such prohibitions on the ability of F4L or Falley's to purchase F4L shares. However, at your request, we have agreed to waive the conditions precedent to the effectiveness of our obligation to purchase F4L shares. Accordingly, we agree that, in the event that the put option contemplated by Section 10.7 of the ESOP is exercised, we will fulfill the obligations of F4L or Falley's, as the case may be, to purchase F4L shares in a manner that complies with Section 10.7 of the ESOP and Section 409(h) of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to the existence or non-existence of any prohibitions in the charter documents or debt instruments of F4L or Falley's with respect to the purchase of such shares. Our obligation hereunder shall be extinguished to the extent of the exercise by the ESOP trustee of the right of the ESOP trust to repurchase any F4L shares as contemplated by Section 10.7 of the ESOP.

                 In consideration of the extension by us of the undertaking set forth in the foregoing paragraph, F4L and each of its subsidiaries which are signatories to this letter agree that, in the event that the put option contemplated by Section 10.7 of the ESOP is exercised, and whether or not there exist any restrictions on the ability of such parties to fulfill their purchase obligation under the put, such parties will give to us a right of first refusal to purchase F4L shares which are the subject of such put exercise. Our right of first refusal to purchase F4L shares will be on the same terms and conditions as contemplated by the put option, and any purchase by us of such shares will be made in a manner that complies with Section 10.7 of the ESOP and
Section 409(h) of the Code.

                 We shall have the right, in our sole discretion, to designate another person or entity to purchase any F4L shares in accordance with the terms of this letter, or otherwise to assign or to delegate






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to another person or entity our rights and obligations hereunder.  No such designation, assignment or delegation shall in anyway diminish or release us from our obligations hereunder.

                 This letter is intended to amend the aforementioned provisions of the Stock Purchase Agreement dated May 22, 1988, with such amendment to have retroactive effect to the original date of the Stock Purchase Agreement.

                 Please indicate your confirmation of the foregoing agreement by signing this letter, or a counterpart thereof, in the space provided therefor below.

                                       FFL PARTNERS


                                       By: /s/ Mark A. Resnik
                                           ----------------------------
                                           Name: Mark A. Resnik
                                           Title: General Partner

Accepted and agreed to this
14 day of September, 1994:

FOOD 4 LESS, INC.


By: /s/ Mark A. Resnik
    ------------------------------
    Name: Mark A. Resnik
    Title: Vice President

FOOD 4 LESS HOLDINGS, INC.


By: /s/ Mark A. Resnik
    ------------------------------
    Name: Mark A. Resnik
    Title: Vice President

FOOD 4 LESS SUPERMARKETS, INC.


By: /s/ Mark A. Resnik
    ------------------------------
    Name: Mark A. Resnik
    Title: Vice President

FALLEY'S, INC.


By: /s/ Mark A. Resnik
    ------------------------------
    Name: Mark A. Resnik
    Title: Assistant Secretary